Cash and cash equivalents	6 Months Ended
Jun. 30, 2023
Cash and cash equivalents.
Cash and cash equivalents

11.Cash and cash equivalents

	30 June	31 December	1 January
US$ thousand	2023	2022	2022
Bank balances	43,732	42	955
	43,732	42	955

The Senior Syndicated Facility Agreement (“SFA”) requires the Company to maintain a minimum cash and cash equivalent investment balance (as defined in the SFA) of $30,000 thousand. This includes any undrawn and available portion of the $25,000 thousand revolving credit facility (“Facility B”) (Refer Note 18).

11.Cash and cash equivalents (continued)

As of 30 June 2023, cash and cash equivalents includes $5,000 thousand (2022: $nil) that should be kept for the fulfilment of the SFA’s minimum cash and cash equivalent investments balance requirement (as defined in the SFA). Facility B is undrawn as of 30 June 2023.